NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: June 3, 2014
Conversion Price: $0.01

$200,000.00

JAYHAWK ENERGY, INC.

10% CONVERTIBLE DEBENTURE
DUE JUNE 3, 2019

THIS 10% CONVERTIBLE DEBENTURE is a duly authorized and validly issued 10% Convertible Debenture of JayHawk Energy, Inc., a Colorado corporation, (the "Company"), having its principal place of business at 611 E. Sherman Avenue, Coeur d'Alene, Idaho 83814, designated as its 10% Convertible Debenture due June 3, 2019 (the "Debenture").

FOR VALUE RECEIVED, JAYHAWK ENERGY, INC., a Colorado corporation (the "Company"), hereby unconditionally promises to pay to the order of Galaxy Energy, Inc. ("Subscriber"), the principal sum of two hundred thousand and no/100 dollars ($200,000.00), in lawful money of the United States of America, together with interest (calculated on the basis of a 360-day year) on the unpaid principal balance, computed until maturity at the rate of ten percent (10%) per annum.

1. DEFINITIONS. When used in this Debenture, the following terms shall have the respective meanings specified herein or in the section referred to herein. Any capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement of even date entered into by and between Company and Subscriber:

"BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which a bank is authorized to be closed under the laws of Oklahoma.

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"CHANGE OF CONTROL" means the consummation of any transaction or series of any related transactions (including without limitation, by way of merger) the result of which is that any "person" (as defined in Section 13(d) of the Exchange Act) or "group" (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13(d)(3) and 13(d)(5) under the Exchange Act) of more than fifty percent (50%) of the voting power of the Common Stock.

"COMMON STOCK" means the Common Stock, par value $.001 per share, of Company, any successor class or classes of common equity (however designated) of Company into or for which such Common Stock may hereafter be converted, exchanged, or reclassified and any class or classes of common equity (however designated) of Company which may be distributed or issued with respect to such Common Stock or successor class or classes to holders thereof generally.

"CONVERSION PRICE" means one cent ($.01US) per share.

"EQUITY ISSUANCE" means the issuance or sale by any Company of any Common Stock or any other shares, options, warrants, or other ownership interests (regardless of how designated) of or in any Company, or any other security or instrument convertible into, or exchangeable for, Common Stock.

"EVENT OF DEFAULT" is defined in SECTION 4 hereof.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"INTEREST PAYMENT DATE" means the Maturity Date.

"MATURITY DATE" means June 3, 2019.

"MAXIMUM RATE" means the highest non-usurious rate of interest (if any) permitted from day to day by applicable law.

"PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

"SEC" means the Securities and Exchange Commission and any successor thereof.

"STOCK" means all shares, options, warrants, general or limited partnership interests, membership interests, or other ownership interests (regardless of how designated) of or in a corporation, partnership, limited liability company, trust, or other entity, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act).

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2. ORIGINAL PRINCIPAL AMOUNT; PAYMENT.

(a) ORIGINAL PRINCIPAL AMOUNT.

(i) On the date hereof, Subscriber shall lend to Company, in a single advance, the sum of two hundred thousand and no/100 dollars ($200,000.00) (the "Original Principal Amount").

(b) INTEREST AND PRINCIPAL PAYMENTS. The unpaid principal of, and interest on, this Debenture shall be due and payable, in full, on the Maturity Date. During the initial twelve (12) months of the Debenture, the Company may, but shall not be obligated to, make payments of principal or interest. During months thirteen until such time as the Debenture is fully repaid by the Company, the Company shall be required to make, to the Subscriber, monthly payments of interest, such monthly payments being due and payable on the tenth (10th) day of each month.

(i) INTEREST CALCULATIONS. All interest calculated on this Debenture shall be computed based on the actual number of days elapsed in a year consisting of 365 days, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the "Debenture Register").

(d) PREPAYMENT. Without the prior written consent of the Subscriber, the Company may not pre-pay, prior to the end of the twenty fourth (24th) month following the Original Issue Date, any amount of the Original Principal Amount owed, pursuant to this Debenture, by the Company to the Subscriber. After the 24th month following the Original Issue Date the Company may, at its election, pre-pay, without penalty, any or all of the Original Principal Amount and any accrued by unpaid interest owing pursuant to this Debenture.

(e) PAYMENTS GENERALLY. Except as otherwise provided herein, all payments of principal of and interest on this Debenture shall be made by Company to Subscriber in immediately available United States currency, or other immediately available funds. Should the principal of, or any installment of the principal of or interest on, this Debenture become due and payable on any day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable with respect to such extension. Payments made to Subscriber by Company hereunder shall be applied first to accrued interest and then to principal.

3. WAIVER OF PRESENTMENT. Except as provided herein, Company waives presentment, demand, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, or other notice of any kind, and agree that their liability under this Debenture shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Debenture, and hereby consents to any and all renewals, extensions, indulgences, releases, or changes, regardless of the number of such renewals, extensions, indulgences, releases, or changes.

4. EVENTS OF DEFAULT AND REMEDIES. An "EVENT OF DEFAULT" shall exist

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hereunder if any one or more of the following events shall occur and be continuing: (a) Company shall fail to pay when due any principal of, or interest upon, this Debenture or the Obligation and such failure shall continue for three (3) days after such payment became due; or (b) Company shall fail to perform any of the covenants or agreements contained herein and such failure shall continue un-remedied for thirty (30) days after written notice thereof; or (c) any representation or warranty made by Company to Subscriber herein shall prove to be untrue or inaccurate in any material respect; or (d) the Company shall (1) apply for or consent to the appointment of a receiver, trustee, intervener, custodian, or liquidator of itself or of all or a substantial part of its assets, (2) be adjudicated bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (3) make a general assignment for the benefit of creditors, (4) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, or (5) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or take corporate action for the purpose of effecting any of the foregoing; or (e) an order, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition seeking reorganization of the Company or appointing a receiver, trustee, intervener, or liquidator of the Company or of all or substantially all of its assets, and such order, judgment, or decree shall continue un-stayed and in effect for a period of thirty (30) days; or (f) the dissolution or liquidation of the Company; or (g) a Change of Control.

Upon the occurrence of any Event of Default hereunder, then the holder hereof may, at its option, (i) declare the entire unpaid principal balance and accrued interest upon the Debenture to be immediately due and payable without presentment or notice of any kind which Company waives pursuant to SECTION 3 herein, and/or (ii) pursue and enforce any of Subscriber's rights and remedies available pursuant to any applicable law or agreement; provided, however, in the case of any Event of Default specified in PARAGRAPH (d) or (e) of this SECTION 4 without any notice to Company or any other act by Subscriber, the principal balance and interest accrued on this Debenture shall become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby waived by Company.

5. REPRESENTATIONS AND COVENANTS.

(a) REPRESENTATIONS. Company represents and warrants to Subscriber that:

(i) Company is duly organized and in good standing under the laws of the state of its incorporation, formation, or organization and has the power to own its property and to carry on its business in each jurisdiction in which such Company operates;

(ii) Company has full power and authority to enter into this Debenture, to execute and deliver the same, and to incur the obligations provided for herein, all of which have been duly authorized by all necessary action;

(iii) this Debenture is the legal and binding obligation of the Company, enforceable in accordance with its respective terms;

(iv) neither the execution and delivery of this Debenture, nor consummation of any of the

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transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene or conflict with any provision of law, statute, or regulation to which the Company is subject or any judgment, license, order, or permit applicable to the Company or any indenture, mortgage, deed of trust, or other instrument to which the Company may be subject; no consent, approval, authorization, or order of any court, governmental authority, or third party is required in connection with the execution, delivery, and performance by Company of this Debenture or to consummate the transactions contemplated herein;

(b) AFFIRMATIVE COVENANTS. Until payment in full of this Debenture, Company agrees and covenants that Company shall and shall:

(i) conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations, laws, and orders of any governmental authority and will act in accordance with customary industry standards in maintaining and operating its assets, properties, and investments;

(ii) maintain complete and accurate books and records of its transactions in accordance with generally accepted accounting principles;

(iii) furnish to Subscriber, immediately upon becoming aware of the existence of any condition or event constituting an Event of Default or event which, with the lapse of time and/or giving of notice would constitute an Event of Default, written notice specifying the nature and period of existence thereof and any action which Company is taking or proposes to take with respect thereto.

6. NO WAIVER. No waiver by Subscriber of any of its rights or remedies hereunder or under any other document evidencing or securing this Debenture or otherwise, shall be considered a waiver of any other subsequent right or remedy of Subscriber; no delay or omission in the exercise or enforcement by Subscriber of any rights or remedies shall ever be construed as a waiver of any right or remedy of Subscriber; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Subscriber.

7. USURY LAWS. Regardless of any provision contained in this Debenture, Subscriber shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on this Debenture (whether termed interest herein or deemed to be interest by judicial determination or operation of law) any amount in excess of the Maximum Rate, and, in the event that Subscriber ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Debenture, and, if the principal balance of this Debenture is paid in full, then any remaining excess shall forthwith be paid to Company. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest Maximum Rate, Company and Subscriber shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) spread the total amount of interest throughout the entire contemplated term of this Debenture so that the interest rate is uniform throughout such term; provided, that if this Debenture is paid and performed in full prior to the end of the full contemplated term hereof,

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and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, then Subscriber or any holder hereof shall refund to Company the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all advances made by the Subscriber or any holder hereof under this Debenture at the time in question.

8. CONVERSION RIGHTS.

(a) CONVERSION BY SUBSCRIBER. During the period of time commencing on the Original Issue Date and continuing until the payment in full of this Debenture, the Subscriber, at its option may convert all or any portion of outstanding principal balance of, and all accrued interest on, this Debenture into the number of shares of Common Stock obtained by dividing (i) the unpaid principal amount of, and interest through the date of conversion on, this Debenture to be converted, by (ii) the Conversion Price.

(b)CONVERSION PROCEDURE. To convert this Debenture pursuant to this SECTION 8, the Subscriber shall provide Company with written notice of the Subscriber's intent to convert and the amount to be converted into the Company's Common Stock. Upon conversion of a portion, but not all, of the unpaid principal of, and interest on, this Debenture, the Company shall: (i) issue a statement to Subscriber setting forth the Original Principal Amount, interest accrued on the outstanding principal to date, and the amount of unpaid and unconverted principal and interest still payable on the Debenture, and (ii) issue and deliver to Subscriber, a certificate or certificates for the full number of whole shares of Common Stock issuable upon the conversion of this Debenture in accordance with the provisions of this SECTION 8.

(c) CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon conversion of the principal of, or interest on, this Debenture. If any fractional share of Common Stock would be issuable upon the conversion of any portion of this Debenture, the Company shall round the fractional shares up to the next whole number and issue such whole share to the Subscriber in accordance with the terms hereof.

(d) ADJUSTMENT OF CONVERSION PRICE.

(i) If the Company shall (A) pay a dividend or other distribution, in Common Stock, on any class of capital stock of the Company, (B) subdivide the outstanding Common Stock into a greater number of shares by any means (including, without limitation, a forward stock split) or (C) combine the outstanding Common Stock into a smaller number of shares by any means (including, without limitation, a reverse stock split) (any such event being an "Adjustment Event"), then in each such case the Conversion Price shall be decreased or increased as follows: the adjusted Conversion Price shall be equal to the Conversion Price in effect immediately prior to the effective date of the Adjustment Event, multiplied by a fraction whose numerator is the number of shares of Common Stock issued and outstanding immediately prior to such effective date, and whose denominator is the number of such shares outstanding immediately after such effective date. An adjustment made pursuant to this SECTION 8(d)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of such

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subdivision or combination, as the case may be.

(ii) Whenever the Conversion Price is adjusted as provided herein, the Company shall promptly provide Subscriber with written notice of such adjustment setting forth the Conversion Price in effect after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(e) EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. In the event of (i) any reclassification (including, without limitation, a reclassification effected by means of an exchange or tender offer by Company) but excluding a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of Company with another corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock or (iii) any sale or conveyance of the property of Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive securities or other property (including cash) with respect to or in exchange for Common Stock, then Company or the successor or purchasing corporation, as the case may be, shall enter into an Amended and Restated Debenture providing that this Debenture shall be convertible into the kind and amount of securities or other property (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance which Company of this Debenture would have received if this Debenture had been converted immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such Amended and Restated Debenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 8. Whenever an Amended and Restated Debenture is entered into as provided herein, the Company shall promptly provide Subscriber with an Officer's Certificate setting forth a brief statement of the facts requiring such Amended and Restated Debenture. The provisions of this SECTION 8 shall similarly apply to all successive events of the type described in this SECTION 8.

9. SECURED OBLIGATION. The obligations of the Company under this Debenture are secured by: (i) all assets of the Company, located in Kansas, pursuant to that certain Security Agreement executed by the Company of even date herewith; and (ii) that certain Stock Pledge Agreement executed by the Company of even date herewith, pledging all of the shares of capital stock of the Company's wholly owned subsidiary JayHawk Gas Transportation Corporation, a Kansas corporation, which holds title to the Company's gas transmission pipeline located in the State of Kansas.

10. NOTICE. Whenever this Debenture requires or permits any notice, approval, request, or demand from one party to another, the notice, approval, request, or demand must be in writing and shall be deemed to have been given when personally served or when deposited in the United States mails, registered or certified, return receipt requested, addressed to the party to be notified at the following address (or at such other address as may have been designated by written notice):

If to the Subscriber: Galaxy Energy, Inc.
Charles D. Roye, President

603 W. Main/PO Box 733
Stigler, OK 74462

If to the Company: JayHawk Energy, Inc.
Kelly J. Stopher, CFO
611 E. Sherman Avenue
Coeur d'Alene, ID 83814

11. AMENDMENT. This Debenture may be amended or modified only by written instrument duly executed by Company and Subscriber.

12. COSTS. If this Debenture is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity, or in bankruptcy, receivership, or other court proceedings, then Company agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees, including all costs of appeal.

13. SUCCESSORS AND ASSIGNS. This Debenture shall inure to the benefit of Subscriber and its successors and assigns; provided, however, Subscriber may not (without the prior written consent of Company, such consent not to be unreasonably withheld or delayed and such consent not to be required if an Event of Default exists) assign or negotiate this Debenture to any Person.

14. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED, AND APPLIED IN ACCORDANCE WITH THE LAWS OF IDAHO.

15. FINAL AGREEMENT. THIS NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

JAYHAWK ENERGY, INC.

By: ______________________
Kelly J. Stopher, CFO

ANNEX A
NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Secured Convertible Debenture due May _____, 2019 of Jayhawk Energy, Inc., a Colorado corporation (the "Company"), into shares of common stock (the "Common Stock"), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion: ____________________________

Principal Amount of
Debenture to be Converted: $ ____________________________

Payment of Interest in Common Stock? ______ Yes ______ No
If yes, $_______ of Interest Accrued on Account of the Conversion at Issue

Number of shares of Common Stock to be Issued: _______________

Galaxy Energy, Inc.

By: ______________________________
Charles D. Roye, President

Schedule 1

CONVERSION SCHEDULE

The 10% Secured Convertible Debenture due on May ___, 2019 in the original principal amount of $200,000.00, is issued by JayHawk Energy, Inc. This Conversion Schedule reflects conversions made under Section 8 of the above referenced Debenture.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest

PLEDGE AGREEMENT

This Pledge Agreement (the "Pledge Agreement") is entered into this 3rd day of June, 2014, by JayHawk Energy, Inc., a Colorado corporation (the "Pledgor"), and Galaxy Energy, Inc., an Oklahoma corporation (the "Pledgee"), each a "Party" and together the "Parties."

RECITALS

A. The Pledgor has issued, pursuant to that certain Securities Purchase Agreement by and between the Parties, (the "Securities Purchase Agreement") a convertible debenture in the principal amount of two hundred thousand and no/100 dollars ($200,000.00) (the "Debenture");

B. The Pledgor is the sole shareholder of JayHawk Gas Transportation Corporation, a Kansas corporation ("JGTC");

C. The Pledgor has also granted Pledgee, pursuant to that certain security agreement by and between the Pledgor and Pledgee of approximate date herewith (the "Security Agreement"), a security interest in all of its right, title and interest in and to any and all of the Pledgor's assets situated in the state of Kansas;

D. As partial security for the full performance by the Pledgor of its obligations under the Debenture, the Security Agreement or any other related agreement or understanding, Pledgor has pledged all of its right, title and interest in and to all of the issued and outstanding shares of the capital stock of JGTC (the "Shares") on the terms and conditions set forth below;

NOW, THEREFORE THE PARTIES HERETO AGREE AS FOLLOWS:

AGREEMENT

1. Definitions.

(a) *Collateral.* The term "Collateral" means the Shares.

(b) *The Company.* The term "Company" means JayHawk Gas Transportation Corporation.

(c) *Cure Period.* The term "Cure Period" means a period of thirty (30) days beginning with delivery of a notice of Default pursuant to Section 4 of this Agreement.

(d) *Default.* The term "Default" means the event which occurs if:

(i) the Pledgor fails to comply with any of the Obligations, including, but not

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limited to, the failure to make any payment of interest or principal, when due, under the Debenture;

(ii) the Pledgor breaches any material term under this Pledge Agreement or the Securities Purchase Agreement, the Debenture, the Security Agreement or any other agreement or understanding related to the foregoing;

(e) *Note.* The term "Note" means that certain promissory note of even date herewith in the amount of $500,000.00 tendered by the Pledgor to the Pledgee;

(f) *Obligations.* The term "Obligations" means all of the obligations and other duties owed by the Pledgor to the Pledgee under the Securities Purchase Agreement, Debenture, Security Agreement, this Pledge Agreement or any other agreement or understanding related to the foregoing;

(g) *Other Definitions.* Any capitalized terms not otherwise defined herein shall have such meaning as assigned to said terms in the Securities Purchase Agreement, Debenture, Security Agreement or any other agreement or understanding related to the foregoing.

2. Pledge of Collateral. The Pledgor pledges the Collateral, together with any proceeds of the Collateral, to the Pledgee to secure the full and punctual payment and discharge of the Obligations.

3. Further Assurances. Each Party agrees to take any further actions and to make, execute, and deliver any further written instruments which may be reasonably required to carry out the terms, provisions, intentions, and purposes of this Pledge Agreement.

4. Default and Remedies

(a) *Notice of Default and Cure.* The Pledgee shall deliver notice, to the Pledgor, within five (5) business days of any Default. The Pledgor shall have the right to cure any Default, under this Pledge Agreement, within the Cure Period. If the Pledgor fails to cure a Default within the Cure Period, or is prohibited from curing the Default, then, after expiration of the Cure Period, the Pledgee may pursue any and all remedies provided in this Pledge Agreement. The Pledgor agrees that the Cure Period provides the Pledgor with reasonable advance notice of a planned sale or other disposition of the Collateral by the Pledgee.

(b) *Waiver of Presentment, Demand, and Protest.* The Pledgor waives any right it may have to presentment, demand, or protest of any Default.

(c) *Acceleration upon Default.* In the event of a Default, following expiration of the Cure Period, any Obligations requiring the payment of sums to the Pledgee shall become immediately due and payable without further notice or demand, at the Pledgee's option.

(d) *Pledgee May Register Shares.* Should a Default occur, following expiration of any Cure Period, the Pledgee may immediately cause the Collateral to be transferred to its name on the membership records of the Company, and may exercise any right normally incident to the ownership of the Collateral, including the right to vote and to receive distributions or other payments.

(e) *Sale of Collateral.* Following Default and expiration of the Cure Period, the Pledgee may sell all or any part of the Collateral at public or private sale. Proceeds of any sale shall be applied first to pay all costs and expenses related to the Default and sale of the Collateral, including all attorneys' fees, and second, to pay all amounts owed on the Obligations on the date of sale. The balance of the proceeds, if any, shall be remitted to the Pledgor.

(f) *Compliance with Securities Laws.* The requirements of the federal securities laws, applicable blue sky or other state securities laws, and similar laws analogous in purpose or effect may limit the Pledgee's actions if the Pledgee elects, following a Default, to dispose of any part of the Collateral, and also may limit the subsequent transferee's ability to transfer the Collateral. Accordingly, the Pledgee agrees that if the Pledgee sells the Collateral at any public or private sale, the Pledgee will sell only to a buyer who will give further assurances, reasonably satisfactory in form and substance to Pledgor and its counsel, to the effect that the sale is exempt from registration under the federal Securities Act of 1933 as amended, and under applicable state securities laws.

(g) *Remedies Cumulative.* Upon Default, the Pledgee shall have all rights available to the Pledgee at law or in equity, including all rights available under the Kansas Uniform Commercial Code, and all rights and remedies granted under the Security Agreement, this Pledge Agreement and/or the Debenture. These rights and remedies shall be cumulative, and may be exercised singly or concurrently with all other rights and remedies the Pledgee may have. Nothing in this Pledge Agreement shall preclude the Pledgee from collecting any indebtedness without resorting to the Collateral.

(h) *Order of Realization on the Collateral.* The Pledgee may realize upon the Collateral in any order.

5. Attorneys' Fees and Costs. If the Pledgor or the Pledgee institutes legal proceedings to settle any controversy arising under this Pledge Agreement or the Note, the prevailing party in such action shall be entitled to recover its reasonable attorneys' fees and costs.

6. Waiver. No right or obligation under this Pledge Agreement will be deemed to have been waived unless evidenced by a writing signed by the Party against which the waiver is asserted, or by its duly authorized representative. Any waiver will be effective only with respect to the specific instance involved, and will not impair or limit the right

of the waiving party to insist upon strict performance of the right or obligation in any other instance, in any other respect, or at any other time.

7. Notice. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given or made in accordance with Section 5.4 of the Securities Purchase Agreement. At any time during the term of this Pledge Agreement, the Pledgor or the Pledgee may change the address to which notices and other communications must be sent by providing written notice of a new address within the United States to the other party. Any change of address will be effective ten (10) days after notice is given.

8. Modifications to Be in Writing. To be effective, any modification to this Pledge Agreement must be made in a writing signed by the Pledgor and the Pledgee.

9. Termination of Pledge Agreement. This Pledge Agreement shall remain in full force and effect until the Debenture has been repaid in full (either through repayment, or by virtue of conversion into shares of the common stock of Pledgor, of all outstanding amounts of principal and interest owed under the Debenture), at which time it shall terminate.

10. Assignment of This Pledge Agreement. At any time, the Pledgee may assign or transfer any of its rights or powers under this Pledge Agreement to any person or entity upon written notice to the Pledgor; such assignment may, however, only be in conjunction with the assignment of all of Pledgee's rights in and to the Debenture. The Pledgor may not transfer the rights, duties, or obligations under this Pledge Agreement without the prior written consent of the Pledgee.

11. Agreement Binding upon Successors and Assigns. This Pledgee Agreement shall bind the parties and their successors and assigns. All rights, privileges, and powers granted to the Pledgee under this Pledge Agreement shall benefit the Pledgee and its successors and assigns.

12. Governing Law. With the exception of any controlling provisions of the Kansas Uniform Commercial Code, this Pledge Agreement will be construed, and the rights, duties, and obligations of the Parties will be determined in accordance with the laws of the State of Oklahoma.

13. Venue. The parties to this Agreement agree that the proper venue of any action on this Agreement shall be in Tulsa County, in the State of Oklahoma.

14. Severability. If any provision of this Pledge Agreement or any application of any provision is determined to be unenforceable, the remainder of this Pledge Agreement shall be unaffected. If the provision is found to be unenforceable when applied to particular persons or circumstances, the application of the provision to other persons or circumstances shall be unaffected.

15. Headings. Headings used in this Pledge Agreement have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Pledge Agreement.

16. Number and Gender. When required by the context:

(a) the word "it" will include the plural and the word "its" will include the singular;

(b) the masculine will include the feminine gender and the neuter, and vice versa; and

(c) the word "person" will include corporation, firm, partnership, or other form of association.

17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

18. Entire Agreement. This Pledge Agreement represents the entire understanding of the parties with respect to the subject matter of the Pledge Agreement. There are no other prior or contemporaneous agreements, either written or oral, among the parties with respect to this subject.

PLEDGOR:
JAYHAWK ENERGY, INC.

BY: ______________________
Kelly J. Stopher, CEO

PLEDGEE:
GALAXY ENERGY, INC.

BY: ______________________
Charles D. Roye, President

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY SECTION 4(2) AND RULE 506 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

SECURITIES PURCHASE AGREEMENT

JAYHAWK ENERGY, INC.

THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of this 3rd day of June, 2014 by and between JAYHAWK ENERGY, INC. a Colorado corporation with its office at 611 E. Sherman Avenue, Coeur d'Alene, ID 83814 (the "Company") and the undersigned (the "Subscriber"). Each of the Company and the Subscriber are a "Party" and together are the "Parties."

RECITALS

A The Company desires to issue pursuant to Section 4(2) of and Rule 506 of Regulation D of the Securities Act of 1933 (the "Securities Act"); a sixty (60) month convertible debenture in the form attached hereto as Exhibit A (the "Debenture") which shall be convertible into shares of the Company's common stock (the "Shares") (the "Offering"). The Debenture and the Shares may also be referred to herein as the "Securities."

B The Subscriber desires to acquire a Debenture in the amount set forth on the signature page hereof on the terms and subject to the conditions contained within this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Parties hereto do hereby agree as follows

1. SUBSCRIPTION FOR SECURITIES

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company a Debenture convertible into the number of Shares set forth on the signature page hereto. Upon execution, the subscription by the Subscriber will be irrevocable except as otherwise provided in this Agreement or by applicable law.

1.2 Upon execution by the Company, the Company agrees to issue such Securities to the Subscriber pursuant to the terms of this Agreement.

1.3 Any acceptance by the Company of the subscription pursuant to this Agreement is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber resides. The Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by counsel for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber. The Company will not grant any registration or other qualification rights to any Subscriber.

2 REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

2.1 The Subscriber agrees that the Securities will be acquired and held by the Subscriber for Subscriber's investment purposes only and not with a view towards the distribution or public offering thereof nor with any present intention of reselling or distributing the same at any particular future time.

2.2 The Subscriber agrees to resell the Securities only in accordance with an effective registration statement covering the Securities and/or in compliance with the provisions of any and all applicable securities laws of the United States and of all other applicable jurisdictions and/or pursuant to an available exemption from registration pursuant to the Securities Act.

2.3 The Subscriber acknowledges and agrees that all certificates representing the Securities will be endorsed with the following legend:

> **THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY SECTION 4(2) AND RULE 506 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.**

2.4 The Subscriber represents and warrants to the Company that:

(A) High Risk Investment: the Subscriber understands that the purchase of the Securities, involves a high degree of risk in that the Company is a development stage oil and gas company and may require substantial funds in addition to the proceeds of this private placement;

(B) Speculative Investment: the Subscriber understands that an investment in the Securities is a speculative investment and that there is no guarantee of success of the business and/or the operations plans of the Company's management. Management's plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company's assets and with the present level of management's skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be predicted accurately or at all;

(C) Accredited Investor: the Subscriber is an "Accredited Investor" as that term is defined in Rule 501 of the Securities Act and has such knowledge, competency and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber's investment in and to the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber's investment in any of the Securities,

(D) Company Information: The Subscriber hereby acknowledges that this Offering has not been reviewed by the SEC and that the Securities are being issued by the Company pursuant to an exemption from registration provided by Section 4(2) and Rule 506 of Regulation D pursuant to the Securities Act and no prospectus has been filed by the Company with any regulatory authority in connection with the issuance of the Securities; that the offer and sale of the Securities is made without the use of any offering memorandum; that the Company is a reporting company according to the Securities and Exchange Act of 1934 (the "Exchange Act"); that the Company's periodic disclosure filings with the SEC are available for viewing at www.sec.gov; and that the Company

encourages all potential investors to review its filings on the SEC website. The Subscriber, to the Subscriber's satisfaction, has either had access to or has been furnished with sufficient information regarding the Company, its business and operations, and the terms of this investment transaction. The Subscriber has had the opportunity to ask questions, in writing, regarding the Company, its management and business and operations and to receive written answers to those questions. The Subscriber has relied only upon written information and has not relied upon any oral representations regarding this Offering and has had sufficient opportunity to evaluate the merits and risks of an investment in the Securities;

(E) Evaluation Material: The Subscriber hereby acknowledges that in the course of evaluating an investment in the Offering Subscriber may have been the recipient of certain materials and information of the Company which are proprietary, confidential and sensitive in their nature. Subject to the terms of this Agreement, the Subscriber and its representatives will use the Evaluation Material solely for purposes of evaluating an investment in the Offering and, except with prior written consent of the Company, will not disclose the Evaluation Material in any manner whatsoever, in whole or in part, except to the extent such disclosure must be made in order to comply with the United States federal securities laws. The Subscriber agrees to reveal the Evaluation Material only to those of its representatives who need to know the Evaluation Material for purposes of evaluating an investment in the Offering, who have been informed of the confidential nature of the Evaluation Material and agree to be bound by the terms and conditions of this Paragraph 2.4(E). The Subscriber agrees to take reasonable precautions to safeguard and protect the confidentiality of the Evaluation Material, including taking all reasonable measures to restrain its representatives from prohibited and unauthorized disclosures. The Subscriber shall not be responsible for the breach of this Agreement by its respective representatives so long as Subscriber has taken reasonable measures to restrain its representatives from any prohibited and unauthorized disclosures. "Evaluation Material" means all documents, data, reports, records and other information concerning the business, prospects, financial condition, operations, assets, and liabilities of the Company or parts thereof furnished now, in the past, or in the future, by the Company or its representatives to the Subscriber or its representatives and all notes, analyses, compilations, studies, or other documents prepared by the Company or any of its representatives or others which contain or otherwise reflect such information. "Evaluation Material" does not include information which is or becomes generally available to the public other than as a result of a disclosure by the Subscriber or its representatives;

(F) Limited Market for Securities: Subscriber acknowledges and understands that there are no registration rights attached to the Securities and that there may be a very limited, if any, public market for the Securities. Subscriber understands that, absent registration under the Securities Act, or pursuant to an available exemption from such registration Subscriber may be unable to liquidate any investment in the Securities. Subscriber consents that the Company may, if it desires in its sole discretion, permit transfer of the Securities by the Subscriber only when the request for transfer is accompanied by an opinion of counsel, in such form as is satisfactory to Company, that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws (collectively the "Securities Laws"). Subscriber agrees to hold the Company and its directors, officers, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses (including attorneys' fees) incurred by them as a result of any sale or distribution by Subscriber in violation of any Securities Laws or any misrepresentation thereof;

(G) Legal Obligation: the Subscriber has full power and authority to enter into this Agreement which constitutes the valid and legally binding obligation, enforceable in accordance with its terms;

(H) Legal and Tax consequences: the Subscriber acknowledges that an investment in the Securities may have tax consequences to the Subscriber under applicable law, which the Subscriber is solely responsible for determining, and the Subscriber also acknowledges and agrees that the Subscriber is responsible for obtaining its own legal and tax advice;

(I) Further Financings: the Subscriber understands that the Company may, subject to all applicable Securities Laws, conduct further offerings in the future and which may be at higher or lower prices (as determined by the Company in its sole discretion).

(J) Use of Funds: Any subscription funds paid by the Subscriber for the Securities are not subject to any restrictions pertaining to the use thereof by the Company and may be used immediately by the Company upon the Company's receipt thereof. The Company intends to use all proceeds for general operating purposes but shall be free to use any subscription funds for any Company purpose as determined in the sole discretion of the Company's management.

2.5 The Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained herein in determining whether a sale of the Securities to the Subscriber is in compliance with all applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate. The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement.

2.6 The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the operating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound.

3 REPRESENTATIONS BY THE COMPANY

3.1 The Company represents and warrants to the Subscriber that:

(A) Organization and Qualification of the Company: the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to own its assets and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company;

(B) Authority: the Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the Offering and the other transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company, and no further consent or action is required;

(C) Enforceability: this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally;

(D) No Conflicts: the execution, delivery and performance of this Agreement by the Company and the consummation of the Offering by the Company do not and will not conflict with or violate (i) any

provision of the Articles of Incorporation or Bylaws of the Company, as amended, or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, except where such conflict or violation would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company. No material consent, waiver, approval order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any material agreement with the Company, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the Offering by the Company;

(F) The Securities: the Securities have been duly authorized, and when issued and paid for in accordance with this Agreement will be duly and validly issued, fully paid and non-assessable. The Securities will not be issued in violation of, or subject to, any existing preemptive or subscription rights.

(G) Wastewater Disposal Fee: the Company agrees to pay Subscriber a per barrel fee (the "Disposal Fee") for each barrel of wastewater, which emanates from the Company's five (5) currently producing oil wells located in North Dakota, which is disposed of in the Company's proposed wastewater disposal well to be located in North Dakota (the "Disposal Well"). For a period of five (5) years commencing on the date the Debenture is issued, or until the Debenture is repaid by the Company, whichever is sooner, the Disposal Fee will be equal to fifty cents ($.50) per barrel of wastewater disposed of in the Disposal Well. Thereafter the Disposal Fee shall be equal to twenty five cents ($.25) per barrel of wastewater disposed of in the Disposal Well.

4. TERMS OF SUBSCRIPTION

4.1 The Subscriber hereby authorizes and directs the Company to deliver the Securities, to be issued to Subscriber pursuant to this Agreement, to the Subscriber's address indicated herein.

4.2 The Subscriber acknowledges and agrees that the subscription for the Securities and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

4.3 The Company's obligations hereunder are conditioned upon the following:

(A) The Subscriber executing this Agreement and returning the same to the Company; and

(B) The Subscriber delivering the Subscription Amount to the Company via cashier's check, wire transfer or such other form of delivery as is acceptable to the Company

4.4 The closing of the purchase of the Securities pursuant to this Agreement (the "Closing") shall occur no later than the tenth (10th) business day following the day all conditions precedent to the Company's obligations to deliver the Securities have been satisfied or waived, and the deliverables required below of each Party have been delivered, but no later than May 30, 2014 (the "Closing Date").

4.5 On or prior to the Closing Date the Company shall deliver to Subscriber the following:

(A) This Agreement duly executed by the Company;

(B) A sixty (60) month Debenture evidencing; i) the amount of money paid to the Company by the Subscriber to acquire the Debenture; and ii) the number of Shares into with the Debenture may be converted at the conversion price of one cent ($.01US) per Share (the "Conversion Price"); and

(C) A security agreement granting Subscriber a security interest, to secure Company's performance of its obligations as set forth in the Debenture, in and to all of the Company's assets located in the State of Kansas (the "Security Agreement"); and

(D) A stock pledge agreement (the "Pledge Agreement") pledging to Subscriber, as security for the performance of all of the Company's obligations under the Debenture, all of the Company's right, title and interest in and to the capital stock of JayHawk Gas Transportation Corporation ("JGTC"). JHTC, among other assets related to the Kansas operations, is the owner of the Company's gas transmission pipeline in Kansas.

4.6 On or prior to the Closing Date the Subscriber shall deliver to the Company the following:

(A) This Agreement duly executed by the Subscriber; and

(B) The Subscriber's Subscription amount delivered via wire transfer to the account specified in the wire instructions provided by the Company.

5. MISCELLANEOUS

5.1 Execution. This Agreement may be executed in counterparts, both of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

5.2 Termination. This Agreement may be terminated by either Party, as to such Party's obligations hereunder, by written notice to the other Party, if the Closing has not been consummated by the Closing Date.

5.3 Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the Parties acknowledge have been merged into this Agreement.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (Pacific time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (Pacific time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature page to this Agreement unless such alternative address is provided to the other Party in writing.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscriber or, in the case of a waiver, by the Party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Subscriber (other than by a transaction whereby more than fifty percent (50%) of the voting power of the Company's common stock is acquired by a third party). Any Subscriber may assign any or all of its

rights under this Agreement to any Person provided that such transferee agrees in writing to be bound by the provisions of this Agreement.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Oklahoma, without regard to the principles of conflicts of law thereof. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state or federal courts located in Tulsa County in the State of Oklahoma. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in Tulsa County in the State of Oklahoma for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either Party shall commence an action or proceeding to enforce any provisions of this Agreement, the prevailing Party in such action, suit or proceeding shall be reimbursed by the other Party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-Party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Subscribers and the Company will be entitled to specific performance. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Cooperation. The Parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

[Signature Page to JayHawk Energy, Inc. Subscription Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SUBSCRIBER:

GALAXY ENERGY, INC.

By: ____________________

Print Name: Charles D. Roye

Title (if any): President

Amount of Debenture: $200,000.00

Total Number of Debenture Shares at $0.01 per share: 20,000,000

Subscription Amount: $200,000.00

Address/Contact of Company:

Charles D. Roye, Galaxy Energy, Inc.
603 West Main Street/PO Box 733
Stigler, OK 74462
(T) 918-608-5290
(C) 620-404-8394
(F) 918-967-8279

JAYHAWK ENERGY, INC.:

By: ____________________

Print Name: Kelly J. Stopher

Title (if any): Chief Executive Officer

Address/Contact of Company:

Kelly J. Stopher, CEO
611 E. Sherman Avenue
Coeur d'Alene, ID 83814
(T) 208-667-1328
(F) 208-765-8520

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (the "Intercreditor Agreement"),entered into as of the 3rd day of June, 2014, is entered into by and among, Alpha Capital Anstalt ("Alpha"), Galaxy Energy, Inc. ("Galaxy") and Lindsay E. Gorrill ("Gorrill" and collectively with Alpha and Galaxy, the "Lenders") and is acknowledged by JayHawk Energy, Inc., (the "Borrower").

RECITALS

WHEREAS, the Borrower and each of the Lenders entered into those certain Securities Purchase Agreements of approximate date herewith, pursuant to which the Borrower sold, and the Lenders, severally and not jointly, purchased certain convertible debentures in the aggregate principal amount of Six Hundred Thousand and no/100 dollars (the "Debentures"); and

WHEREAS, as partial security for the performance of the Borrower's obligations under the Securities Purchase Agreements and the Debentures, the Borrower has granted each of the Lenders a security interest in all of Borrower's right, title and interest in and to its assets located in the State of Kansas; and

WHEREAS, as partial security for the performance of the Borrower's obligations under the Securities Purchase Agreements and the Debentures, the Borrower has pledged all of its right, title and interest in and to the capital stock of its wholly owned subsidiary JayHawk Gas Transportation Corporation ("JGTC"); and

WHEREAS, Borrower has borrowed, from each Lender in the form of the Debentures, the principal amount of Two Hundred Thousand and no/100 dollars (each a "Loan") pursuant to the Securities Purchase Agreements and the Debentures of approximate date herewith (along with the Pledge Agreement, this Intercreditor Agreement and all other agreements and understandings related to the foregoing, collectively the "Loan Documents);

WHEREAS, each of the Lenders will receive benefits from the other Lenders making their respective Loans to Borrower; and

WHEREAS, each Lender would not have made their respective Loan to Borrower unless and until the other Lenders agreed to enter into this Intercreditor Agreement to provide for, among other things, the pari passu treatment of the Collateral.

NOW THEREFORE, in consideration of their mutual promises and other good and valuable consideration, and to induce each Lender to extend to their respective Loan pursuant to the Loan Documents and to induce each Lender to provide credit to Borrower, the undersigned agree as follows:

VH

AGREEMENT

1. DEFINITIONS. This Intercreditor Agreement is made pursuant to the Loan Documents. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given in the Loan Documents.

2. TREATMENT OF COLLATERAL. The Debenture Holders and Lender hereby agree that, notwithstanding the date of attachment, perfection or filing of any security interest, the "Collateral" shall secure the Debentures in pari passu based upon the pro rata amount owed to each of the Lenders pursuant to their respective Debentures. In the event of a foreclosure on the Collateral by any Lender, each of the Lenders shall share in pari passu, based upon the pro rata amount owed, in the proceeds of such foreclosure to the extent of the amount secured by their respective security interests in the Collateral. Each Lender hereby authorizes the other Lenders to file a UCC-3 in the office of the Secretary of State of Kansas to evidence the provisions of this Section 2.

3. PERFORMANCE BY BORROWER. The Lenders hereby agree that Borrower shall be allowed to make payments to each Lender, in the ordinary course of business and pursuant to the terms of the Loan Documents until all indebtedness and liabilities of Borrower under the Debentures have been paid in full.

4. CONSENTS. No action which any party hereto, or Borrower with or without the consent of any party hereto, may take, or refrain from taking with respect to any indebtedness and other liabilities of Borrower to such party, or any note or agreement representing the same, or any collateral therefor, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Intercreditor Agreement or the obligations of any party hereunder, unless agreed to in writing by the parties hereto.

5. ASSIGNMENT OF DEBTS. In the event that any party hereto shall transfer any indebtedness or other liabilities of Borrower to any person or entity, the transferee thereof and successive transferees thereafter shall have the same rights hereunder as the transferor, it being intended that the benefits of this Intercreditor Agreement shall attach to and follow said indebtedness or other liabilities irrespective of changes in the ownership thereof.

6. TERMINATION. This Intercreditor Agreement shall terminate upon the payment, in full, of all the indebtedness and other obligations (other than contingent indemnification obligations) owed to the Lenders under the Debentures; provided, that this Intercreditor Agreement shall be reinstated if any payment received by the Lenders and applied to indebtedness or obligations under the Debentures is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, in an insolvency or bankruptcy proceeding affecting the Borrower), the obligations to which such payment was applied shall for the purposes of this Intercreditor Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such obligations as fully as if such application had never been made.

7. NOTICES. All notices or other written communications hereunder will be deemed to have been properly given if given in accordance with Section 5.4 of the Securities Purchase Agreement entered into by and between Borrower and each respective Lender.

8. ADDITIONAL DOCUMENTS. Each party hereto agrees to take all actions reasonably necessary or appropriate to confirm, maintain, establish or preserve for the other parties the benefits of this Intercreditor Agreement and will execute all agreements which a party may reasonably request in order to carry out the terms and intent of this Intercreditor Agreement.

9. ASSIGNMENT. No party hereto may assign its rights or obligations under this Intercreditor Agreement without the prior written consent of the other parties. Any purported assignment without the other parties' prior written consent will be void ab initio.

10. AUTHORIZATION; BINDING EFFECT. Each party hereto represents to the other parties that its execution of this Intercreditor Agreement has been authorized by all necessary corporate action and that this Intercreditor Agreement constitutes a binding obligation of such party. Each individual who executes this Agreement on behalf of a party hereto represents to all parties hereto that he or she is authorized to do so. This Intercreditor Agreement will bind each party's successors and permitted assigns.

11. ATTORNEYS' FEES. If a party hereto is in default under this Intercreditor Agreement, the other parties will have the right, at the expense of the defaulting party, to retain an attorney to make demand, enforce remedies, or otherwise protect or enforce the rights of the non-defaulting parties. A party in default shall pay all attorneys' fees and costs so incurred.

12. APPROVALS AND CONSENTS. Unless specifically stated to the contrary in this Intercreditor Agreement (i.e., by stating that a party's consent or approval may be granted or withheld in its sole discretion), whenever any provision of this Intercreditor Agreement requires a party hereto to provide its consent or approval, such party will not unreasonably condition, withhold or delay such consent or approval.

13. AMENDMENT AND WAIVER. No amendment or modification of any provision of this Intercreditor Agreement will be effective unless made in writing and signed by each of the parties hereto. No waiver by any party hereto of any right or default under this Intercreditor Agreement will be effective unless in writing and signed by the waiving party. No such waiver will be deemed to extend to any prior or subsequent right or default or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

14. COUNTERPARTS. This Intercreditor Agreement may be executed in counterparts each of which will be deemed an original, and such counterparts when taken together shall constitute but one agreement.

15. ENTIRE AGREEMENT. This Intercreditor Agreement, along with the Securities Purchase Agreements, Debentures, Security Agreements, Pledge Agreements and all other agreements or understandings related to the foregoing, sets forth the entire understanding of the parties hereto with respect to the subject matter of this Intercreditor Agreement and supersedes all prior

agreements and understandings between the parties regarding the subject matter of this Intercreditor Agreement.

16. GOVERNING LAW; CONSENT TO JURISDICTION. This Intercreditor Agreement and its interpretation and enforcement are governed by the laws of the state of Kansas. Each party hereto agrees that venue for any dispute arising out of or in connection with this Intercreditor Agreement will be in Crawford County, Kansas and each party hereto waives any objections it may now or hereafter have regarding such venue.

17. RELATIONSHIP OF THE PARTIES. The relationship of the parties hereto is strictly one of Borrower and Co-Creditors. This Intercreditor Agreement is neither intended to, nor will it be construed as, an agreement to create a joint venture, partnership, or other form of business association among the parties.

18. SEVERABILITY. If for any reason any provision of this Intercreditor Agreement is determined by a tribunal of competent jurisdiction to be legally invalid or unenforceable, the validity of the remainder of the Intercreditor Agreement will not be affected and such provision will be deemed modified to the minimum extent necessary to make such provision consistent with applicable law and, in its modified form, such provision will then be enforceable and enforced.

19. TERMINOLOGY. Unless specifically indicated to the contrary: (i) wherever from the context it appears appropriate, each term stated in either the singular or the plural will include the plural and the masculine gender will include the feminine and neuter genders; (ii) the term "or" is not exclusive; (iii) the term "including" (or any form thereof) will not be limiting or exclusive; (iv) the words "Intercreditor Agreement," "herein," "hereof," "hereunder," or other words of similar import refer to this Intercreditor Agreement as a whole. The headings in this Agreement have no independent meaning.

[SIGNATURE PAGE TO FOLLOW]

VJ

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Intercreditor Agreement as of the date first above written.

LENDERS:

ALPHA CAPITAL ANSTALT

By: ________________
Name: Konrad Ackerman
Title: Director

GALAXY ENERGY, INC.

By: ________________
Name: Charles D. Roye
Title: President

LINDSAY E. GORRILL

____

ACKNOWLEDGED BY:

JAYHAWK ENERGY, INC.

By: ________________
Name: Kelly J. Stopher
Title: CEO

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made this 3rd day of June, 2014, by and between JayHawk Energy, Inc. (the "Debtor"), and Galaxy Energy, Inc. (the "Secured Party"), each a "Party" and together the "Parties."

1. *Definitions.*

(a) Collateral. The term "Collateral" means the following property, located within the State of Kansas, that is now or hereafter at any time used in connection with (without regard to the duration of the period of such use), or now or at any time relates to or arises as a result of the operation of the business of Debtor as such business is conducted within the State of Kansas:

(i) all of Debtor's inventory, including all goods, merchandise, raw materials, supplies and other tangible personal property, now owned or hereafter acquired, and all documents now and at any times covering or representing any of said property;

(ii) all of Debtor's accounts, accounts receivable, contract receivables, contract rights, notes, drafts, acceptances, instruments, chattel paper and general intangibles, and all guarantees and suretyship agreements relating thereto and all security for payment thereof, now and hereafter existing or arising; and

(iii) all of Debtor's equipment, including all furniture, furnishings, machinery, fixtures, storage shelves and other goods used in the conduct of Debtor's business, including, but not limited to, all motor vehicles and rolling stock, now owned or hereafter acquired;

together with (A) all increases, parts, fittings, accessories, equipment, special tools and accessions now or hereafter attached thereto or used in connection therewith, and any and all replacements of all or any part thereof; (B) any profits now or hereafter acquired from or through any of the foregoing; (C) any products now or hereafter manufactured, processed, assembled or commingled from any of the foregoing; and (D) any and all proceeds received should any of the foregoing be sold, exchanged, collected or otherwise disposed of.

(b) *Default.* The term "Default" means the event which occurs when:

(i) *Insufficient Collateral.* The Secured Party determines, in its discretion, that the Collateral is insufficient to secure the Obligations adequately, if the Debtor fails to furnish additional collateral which is satisfactory to the Secured Party;

(ii) *Default in Payment.* The Debtor, or any other party to the Obligations, fails to pay any sum payable on the Obligations when due, or fails to perform any of the terms and conditions of the Obligations, or fails to adhere to the terms and conditions of this Agreement or any instrument delivered pursuant to this Agreement;

(iii) *Default of Other Agreement.* The Debtor defaults on any other agreement between the Debtor and the Secured Party;

(iv) *Breach of Warranty*. Any warranty, representation, or statement of fact in this Agreement made by or on behalf of the Debtor proves to have been false in any respect when made or furnished;

(v) *Loss of Collateral*. The Collateral is lost, stolen, substantially damaged or destroyed, levied upon, seized, or attached;

(vi) *Change of name*. The Debtor executes or files a certificate or other instrument changing the Debtor's name without furnishing Secured Party at least ten (10) days' prior written notice of the change;

(vii) *Dissolution or Merger*. The Debtor dissolves or merges with another corporation without the prior written consent of the Secured Party;

(viii) *Corporate Existence*. The Debtor fails to maintain its corporate existence in good standing;

(ix) *Suspension of Business*. The Debtor suspends the transaction of its usual business;

(x) *Insolvency*. The Debtor becomes insolvent;

(xi) *Appointment of Receiver*. An action is commenced to appoint, or the Debtor consents to the appointment of a receiver, or trustee, or other similar official for all or any part of the Debtor's property;

(xii) *Assignment for Benefit of Creditors*. The Debtor assigns any of its assets for the benefit of its creditors;

(xiii) *Bankruptcy Proceedings*. The Debtor files or is served with a petition for relief under 11 U.S.C. 1 et seq., or any similar state or federal statute, or a proceeding is instituted against the Debtor seeking a readjustment of Debtor's indebtedness;

(xiv) *Attachment of Collateral*. Any of the Collateral is attached pursuant to a court order or other legal process;

(xv) *Inability to Pay Debts*. The Debtor admits, in writing, its inability to pay its debts as they become due; or

(xvi) *Court Ordered Reorganization*. A court of competent jurisdiction enters an order approving a petition seeking a reorganization of the Debtor or appointing a receiver, trustee, or other similar official of substantially all of Debtor's assets.

(c) *Default Rate*. The term "Default Rate" means a simple interest rate of twelve percent (12%) per annum.

(d) *Obligations*. The term "Obligations" means all current and future indebtedness, obligations, and liabilities of any kind of the Debtor to the Secured Party. The Debtor's presently existing Obligations to the Secured Party include those obligations set forth in that certain Securities Purchase Agreement, Debenture and Pledge Agreement of approximate date herewith, and any and all agreements and understandings related to the foregoing.

(e) *Other Terms*. All other terms which are used in this Agreement and defined in the Uniform Commercial Code of the State of Kansas shall have the same meanings as stated in the Uniform Commercial Code.

2. *Grant of Security Interest*. In consideration for a loan in the amount of two hundred thousand and no/100 dollars ($200,000.00) as evidenced by the Debenture, and as security for the prompt payment and performance of the Obligations, the Debtor grants to the Secured Party a security interest in all of the Debtor's right, title and interest in and to the Collateral, and hereby transfers to the Secured Party all of Debtor's right, title and interest in and to the Collateral which the Secured Party must take possession of in order to perfect its security interest. All other collateral shall be held by the Debtor, unless and until a Default occurs.

3. *Warranties*. Debtor warrants that:

(a) *Debtor Owns Collateral*. Except for the interests granted by: (i) this Agreement; (ii) the Joint Operating Agreement and Farmout Agreement entered into, on or about April 17, 2014, by and between Debtor and Vast Petroleum Corporation; and (iii) the security interest granted to Alpha Capital Anstalt ("Alpha") and Lindsay E. Gorrill ("Gorrill") of approximate date herewith, the Debtor owns the Collateral and will keep it free and clear of all liens, other security interests, or other encumbrances other than those disclosed herein in this Section 3(a). Other than related to the foregoing, no financing statement, security agreement, or other instrument naming the Debtor as "debtor" and affecting the Collateral exists, or is on file or recorded in any public office. The Debtor will not transfer, encumber, or otherwise dispose of the Collateral or any interest in the Collateral without the prior written consent of the Secured Party, except that the Debtor may sell Collateral which is business inventory in the ordinary course of business. Each of the Debtor's accounts is bona fide and arises out of the sale and delivery of merchandise or the performance of labor or services. Each of the Debtor's account debtors has the legal capacity to contract indebtedness, and is indebted to the Debtor in the amount indicated in the Debtor's books and records.

(b) *Location of Records and Collateral*. The Debtor's place of business is located at 611 E. Sherman Avenue, Coeur d'Alene, Idaho 83814. The Debtor keeps its records concerning the Collateral at its place of business. Debtor will maintain full and accurate books of account, ledgers, and other written records relating to the Collateral. The Debtor will promptly notify the Secured Party of any change in the location of any of the Collateral, the Debtor's records, or the Debtor's place of business. The Secured Party may examine the Debtor's records relating to the Collateral, upon request, during regular business hours.

(c) *Good Standing and Qualification*. The Debtor is a corporation properly organized and in good standing under the laws of Colorado, and is authorized to own its properties and to carry

on its businesses. The Debtor is fully qualified to do business in every jurisdiction in which it owns properties or transacts business.

(d) *Corporate Authority to Enter Agreement.* The Debtor has full power and authority to enter into this Agreement and to execute and endorse the Obligations. No consent or approval of stockholders or of any public authority is required as a condition to the validity of this Agreement or the Obligations.

(e) *Binding Agreement.* The Debtor has taken all corporate actions necessary to authorize the Debtor to enter into and perform this Agreement. This Agreement is valid and legally binding on the Debtor.

(f) *No Judgments Outstanding.* No judgments, decrees, or orders of any court or governmental body are outstanding against the Collateral. Other than the administrative action pending before the North Dakota Industrial Commission, no proceedings are pending or, so far as the officers of the Debtor know, threatened before any court or governmental body which will affect the financial condition or operations of the Debtor.

(g) *No Conflicting Agreements.* No charter or bylaw provisions of the Debtor prevent the Debtor from entering into or performing under this Agreement. No provisions of any existing mortgage, indenture, or other agreement prevent the Debtor from entering into or performing under this Agreement. The Debtor will enter no agreements that would conflict with or otherwise prevent the Debtor from performing under this Agreement or the Obligations.

(h) *Use of Debtor's Property.* No current or proposed use of the Debtor's property will violate any law, ordinance, rule, or regulation of any governmental authority having jurisdiction over the use of the property. No action or proceeding relating to the use of the Debtor's property is pending before any court, quasi-judicial body, or administrative agency.

(i) *No Existing Default.* The Debtor has committed no act of Default which has not been cured.

4. *Covenants.* The Debtor covenants that:

(a) *Possession of Collateral.* The Debtor will, at its own expense, take any action requested by the Secured Party to perfect and maintain the Secured Party's security interest in the Collateral, or to collect the Collateral if it is not in the Debtor's possession. If the Collateral is in the possession or control of any of the Debtor's agents, the Debtor will notify its agents immediately of the Secured Party's security interest in the Collateral. Upon request, the Debtor will instruct its agents to hold the Collateral for the Secured Party's account and subject to the Secured Party's instructions. The Debtor will obtain and deliver to the Secured Party any third-party consents, disclaimers, waivers, or authorizations pertaining to the Collateral, including authorizations to enter and remove the Collateral, as may be requested by the Secured Party. Debtor further agrees to provide Secured Party with any documentation of sale or transfer of the Collateral requested by the Secured Party.

WP

(b) *Insurance and Indemnification for Use of Collateral.* The Debtor will adequately insure the Collateral against loss in a commercially reasonable amount. The Debtor assumes all responsibility and liability arising from the use of the Collateral, and will indemnity and hold the Secured Party harmless from any and all loss or damage to persons or property resulting from the use of the Collateral.

(c) *Maintenance and Use of Collateral.* The Debtor will maintain the Collateral in good condition at all times. The Debtor will not permit the Collateral to be used in an unlawful or injurious manner.

(d) *Inspection of Collateral and Records.* The Secured Party shall have the right to inspect the Collateral and any records relating to the Collateral at all reasonable times. Upon request, the Debtor shall deliver to the Secured Party copies of any records relating to the Collateral.

(e) *Disposition of Collateral.* The Debtor is authorized to sell in the ordinary course of business any of the Collateral which is inventory, use and consume any of the Collateral which is supplies, and collect any of the Collateral which is an account, a general intangible, an instrument, a chattel paper, or a contract right. The Debtor will forfeit these rights immediately upon written notice by the Secured Party and will join with the Secured Party in sending notices to the Debtor's obligators or account debtors directing payments by them to the Secured Party.

(f) *Payment of Indebtedness and Taxes.* The Debtor will pay in a timely fashion all indebtedness secured by the Collateral. The Debtor will also pay in a timely fashion all taxes, assessments, or contributions which may be lawfully levied or assessed against the Collateral. Upon request, the Debtor will execute and deliver to the Secured Party certificates attesting to the timely payment of all indebtedness, taxes, assessments, or contributions.

(g) *Provision of Documents.* Upon request, the Debtor will provide the Secured Party with full reports on the status of the Collateral, including details of the purchases and sales of equipment and inventory and of the collection of proceeds. The Debtor shall execute and deliver to the Secured Party, pursuant to the Uniform Commercial Code, financing statements relating to the Collateral and any other instruments which may be required by the Secured Party. The Secured Party may execute and file on behalf of the Debtor one or more financing statements with respect to all or any part of the Collateral.

(h) *Indemnification.* The Debtor will indemnity the Secured Party and hold it harmless from any loss or liability incurred by the Debtor. The Debtor will pay all costs and expenses, including reasonable attorneys' fees, incurred by the Secured Party as a result of making the loans and financial accommodations secured by this Agreement or as a result of seeking enforcement of any of the Secured Party's rights or remedies under this Agreement or the Obligations.

(i) *Waiver of rights.* The Debtor waives any right to require the Secured Party to:

(i) Proceed against any person;

(ii) Proceed against or exhaust any Collateral; or

(iii) Pursue any other remedy in its power.

(j) *Other Security*. The Debtor authorizes the Secured Party, without notice or demand, to:

(i) Take and hold security other than the Collateral if the Secured Party believes it necessary;

(ii) Sell the Collateral or other security in any order or manner of sale as the Secured Party may determine, and apply the proceeds to retiring the Obligations; and

(iii) Release or substitute for any of the endorsers or guarantors of the Obligations.

(k) *Secured Party Action for Debtor*. The Secured Party may, for the account and at the expense of the Debtor, pay any amount which the Debtor fails to pay, do any act required of the Debtor under this Agreement, or pay or discharge any lien, security interest, or encumbrance which covers or affects the Collateral.

(l) *Reimbursement for Payment, Attorneys' Fees*. The Debtor will promptly reimburse the Secured Party for any attorneys' fees or other expenses which the Secured Party may pay or incur in defending or protecting the Collateral, or in enforcing the security interest granted by this Agreement, or in obtaining payment of the Obligations, or in discharging any lien or claim against the Collateral, or in assembling the Collateral for transfer or resale, including any attorneys' fees or costs incurred in preparing for or conducting any litigation or dispute resolution proceeding between the Debtor and the Secured Party. All sums paid and expenses incurred by the Secured Party to protect the Secured Party's interest in the Collateral, or to enforce the Secured Party's rights to the Collateral, together with any interest on those sums, shall be added to and become part of the Obligations secured by this Agreement.

(m) *Evidence of Corporate Action*. The Debtor shall deliver to the Secured Party certified copies of all corporate actions taken to authorize this Agreement and the Obligations.

6. *Remedies on Default*. Upon Default, the Secured Party may, without notice to or demand upon the Debtor, declare any or all of the Obligations immediately due and payable. The Secured Party shall have all of the rights and remedies of a secured creditor under the Uniform Commercial Code of Washington, and all of the rights and remedies available to it under this Agreement or any other agreement. All of the Secured Party's rights and remedies are cumulative and not exclusive of any other right or remedy. The Secured Party may enter upon any premises and take possession of the Collateral, require the Debtor to assemble and make the Collateral available to Secured Party, or dispose of the Collateral in public or private proceedings. The Secured Party may dispose of the Collateral in any commercially reasonable manner. The Debtor is entitled to any surplus, and shall be liable for any deficiency remaining after disposition of the Collateral.

7. *Notice and Demand.* The Secured Party need not, upon a Default by the Debtor, make demand for performance, issue notice of the Default, or issue notice of sale of the Collateral except where an applicable law requires demand or issuance of reasonable notice. The Debtor agrees that five (5) days' notice, by ordinary mail, postage prepaid, of the place and time of any public sale shall be deemed reasonable in instances where notice is required.

8. *Sale of Collateral.* The Debtor recognizes that circumstances may render the Secured Party unable to effect a public sale of the Collateral and may compel the Secured Party to resort to a private sale. The Debtor agrees that private sales may result in prices and terms less favorable to the seller than if the Collateral were sold at a public sale. The Debtor agrees that a private sale made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. If any of the Collateral is sold by the Secured Party upon credit or for future delivery, the Secured Party shall not be liable for a default by the purchaser. If the purchaser defaults, the Secured Party may resell the Collateral. The Secured Party may buy the Collateral at any public sale. If the Collateral is of a type customarily sold in a recognized market or is the subject of widely distributed standard price quotations, the Secured Party may buy the Collateral at private sale at its established value.

9. *Proceeds from Disposition of Collateral.* The Secured Party shall apply the proceeds received from any disposition of the Collateral in the following manner: first to the reasonable expenses of selling the Collateral; second to reasonable attorneys' fees, and other expenses which may be incurred in attempting to realize upon the Collateral or in any other action on this Agreement; third to interest on the Obligations; and then to principal. The Debtor shall remain liable for any deficiency, including interest and the balance of any expenses unpaid. Any surplus will be paid to the Debtor, subject to any duty of the Secured Party to the holder of any subordinate security interest in the Collateral.

10. *Duty of Care.* The Secured Party shall have no duty of care with respect to the Collateral except for Collateral in the custody of the Secured Party. The Secured Party shall be deemed to have exercised reasonable care if the Collateral in its possession is accorded treatment substantially equal to that which it accords to its own property, or if the Secured Party treats the Collateral in the manner requested by the Debtor in writing. A failure to comply with any actions requested by the Debtor shall not be deemed a failure to exercise reasonable care. Any failure by the Secured Party to take steps to preserve its rights to the Collateral against other parties shall not be deemed a failure to have exercised reasonable care with respect to Collateral.

11. *No Recourse to Collateral Required.* The Secured Party need not seek recourse to any part or all of the Collateral as a condition for demanding payment of the Obligations or for bringing a suit or other proceeding for the collection of the Obligations.

12. *No Presentment or Notice of Dishonor.* The Debtor waives all rights to presentment, notice of dishonor, and protest of all instruments evidencing the Obligations or the Collateral.

13. *Termination of Agreement.* This Agreement shall remain in full force and effect until the Obligations have been paid in full, at which time it shall terminate.

14. *Notice.* Any notice or other communication required or permitted under this Agreement shall be made in conformance with the requirements of Section 5.4 of the Securities Purchase Agreement by and between the Debtor and the Secured Party of approximate date herewith. The Debtor or the Secured Party may, at any time during the term of this Agreement, change the address to which notices and other communications must be sent by providing written notice of a new address within the United States to the other party. Any change of address will be effective ten (10) days after notice is given.

15. *Governing Law.* This Agreement will be construed and the rights, duties, and obligations of the parties will be determined in accordance with the laws of the State of Kansas.

16. *Successors and Assigns.* This Agreement will bind and benefit the parties, and their respective heirs, executors, legal representatives, and permitted successors and assigns. Nothing contained in this section will be construed to permit any assignment or conveyance of any interest in the Collateral not otherwise expressly permitted elsewhere in this Agreement.

17. *Headings.* Headings used in this Agreement have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Agreement.

18. *Entire Agreement.* This Agreement, the Securities Purchase Agreement, the Debenture, the Pledge Agreement and that certain Intercreditor Agreement, of approximate date herewith, entered into by and among the Secured Party, Alpha and Gorrill (and acknowledged by Debtor) represent the entire understanding of the Parties with respect to the subject matter of this Agreement. There are no other prior or contemporaneous agreements, either written or oral, among the Parties with respect to this subject.

19. *Waiver.* No right or obligation under this Agreement will be deemed to have been waived unless evidenced by a writing signed by the Party against which the waiver is asserted, or by its duly authorized representative. Any waiver will be effective only with respect to the specific instance involved, and will not impair or limit the right of the waiving party to insist upon strict performance of the right or obligation in any other instance, in any other respect, or at any other time.

20. *Severability.* The Parties intend that this Agreement be enforced to the greatest extent permitted by applicable law. Therefore, if any provision of this Agreement, on its face or as applied to any person or circumstance, is or becomes unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons, circumstances, or extent, will not be impaired.

21. *Number and Gender.* When required by the context (a) the word "it" will include the plural and the word "its" will include the singular, (b) the masculine will include the feminine and neuter genders, and vice versa, and (c) the word "person" will include corporation, firm, partnership, or other form of association.

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22. *References.* Except as otherwise specifically indicated, all references in this Agreement to numbered or lettered sections or subsections refer to sections or subsections of this Agreement. All references to "this Agreement" shall include any subsequent amendments to this Agreement.

23. *Counterparts.* This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

24. *Further Assurances.* Each party agrees to take any further actions and to make, execute, and deliver any further written instruments, as may be reasonably required to carry out the terms, provisions, intentions, and purposes of this Agreement.

DEBTOR:
JAYHAWK ENERGY, INC.

By: ________________
Print Name: Kelly L. Stopher
Its: CEO

SECURED PARTY:
GALAXY ENERGY, INC.

By: ________________
Print Name: Charles D. Roye
Its: President